STATE OF GEORGIA
COUNTY OF GLYNN

                    AMENDMENT NO. 4 TO SUBLEASE AGREEMENT
                    -------------------------------------

     This Amendment to Sublease Agreement made this the 23rd day of March, 1998, by and between the BRUNSWICK AND GLYNN COUNTY DEVELOPMENT AUTHORITY, hereinafter referred to as "Authority" or "Sublessor," and GULFSTREAM AEROSPACE CORPORATION, a Georgia Corporation, hereinafter referred to as "Sublessee."

                            W I T N E S S E T H:
                            --------------------

     WHEREAS, the Brunswick and Glynn County Development Authority and Gulfstream Aerospace Corporation, a Georgia Corporation, entered into a Sublease Agreement on June 1, 1992, a copy of which is recorded in the Office of the Clerk of Glynn County Superior Court in Deed Book 42-W, page 48; and amended by Agreement dated May 23, 1994, recorded in Deed Book 54-D, page 75, and amended by Agreement dated May 25, 1995, recorded in Deed Book 58-L, page 91; and amended by Agreement dated February 23, 1998, recorded in Deed Book 378, page 218; and

     WHEREAS, Glynn County Georgia, as Lessor and Authority, as Lessee, entered into a Lease Agreement dated October 11, 1988, a copy of which is recorded in the Office of the Clerk of Glynn County Superior Court in Dead Book 32-Q, page 595, and amended by Agreement dated May 4, 1990, recorded in Deed Book 35-E, page 335, and amended by Agreement dated June 22, 1990, recorded in Deed Book 35-P, page 61, and amended by Agreement dated October 20, 1995, recorded in Deed Book 60-I, page 217; and amended by Agreement dated August 22, 1996, recorded in Deed Book 65-M, page 148; and

     WHEREAS, the real property which is the subject of this amendment and said Sublease Agreement dated June 1, 1992, as amended, is a portion of the real property which was the subject of said Lease Agreement dated October 11, 1988, as amended; and

     WHEREAS, pursuant to said Lease Agreement dated October 11, 1988, as amended, the Authority is the successor in interest to Glynn County, Georgia, and authorized to enter into this amendment; and

     WHEREAS, the Glynn County Airport Commission (GCAC) has been given the power to carry out and enforce the terms, conditions and provisions of any written lease or sublease between the County or the Authority and any third party occupying any portion of airport property of the County; and

     WHEREAS, pursuant to paragraph 3 of said Sublease Agreement dated June 1, 1992, as amended, between Sublessor and Sublessee, Sublessee desires to exercise and has properly given written notice of the exercise of its option to sublease the premises for a period beginning June 1, 1998, through May 31, 1999. The purpose of this amendment is to set forth the rental rate for the term beginning June 1, 1998, and expiring on May 31, 1999, only. Any additional option terms, if so exercised, and the rental rates therefor, shall be addressed in subsequent amendments.

     WHEREAS, the Authority and Sublessee mutually desire to amend paragraph 4, of said Sublease Agreement entered into on June 1, 1992, as amended.

     NOW, THEREFORE, for and in consideration of the premises herein set forth and the terms and conditions hereinafter stated, the Authority and Subleasee agree to and hereby do amend said Sublease Agreement dated June 1, 1992, as amended, as follows, to-wit:

     1. Delete paragraph 4 in its entirety and insert the following in lieu thereof:

     Paragraph 4. Rental. Sublessee shall pay for the use and occupancy of the premises for the terms beginning June 1, 1998, and extending through May 31, 1999, the sum of One Hundred Seventy-Five Thousand and 00/100 Dollars ($175,000,00); payable in equal monthly payments of Fourteen Thousand Five Hundred Eighty-three and 33/100 Dollars ($14,583.33). Provided, however, Two Thousand One Hundred Twenty-five and 00/100 Dollars ($2,125.00) of the monthly payment for the twelve (12) months of said one-year term shall be deferred upon the following condition: the total amount deferred, Twenty-five Thousand Five Hundred and 00/100 Dollars ($25,500.00), less any amounts attributable to improvements made by Sublessee prior to May 31, 1999, and which have not been previously deducted from rental obligations pursuant to this Agreement shall be paid to Sublessor in a lump-sum prior to May 31, 1999. Paid receipt documentation for improvements shall be provided to Sublessor.

     Sublessee shall not be liable to the Sublessor for any additional charge for purchase or sale of fuel made while utilizing the premises should Sublessee determine, at its option, to purchase or resale fuel, delivered from any Fixed Base Operations resident and operating on Sublessor's premises. Said Fixed Base Operations shall be responsible for payment of any and all appropriate funds, based on the Sublessee's published sales price to the Sublessee's customers and in effect at the time of delivery.

     Should no resident Fixed Base Operations be agreeable to selling fuel to Sublessee on the Sublessor's premises and the Sublessee elects to sell fuel on the subleased premises, then and if the sale of fuel is permitted on the subleased premises, by applicable Federal and State law, then and only in such an event, said Sublessee shall pay to the Sublessor a sum equal to that charged other Fixed Base Operations on all fuel sold on the subleased premises. Sublessee agrees that the additional rental called for herein will be paid on all fuel used in connection with refueling operations on all aircraft.

     Sublessee agrees to keep complete and accurate records of all fuel sold by Sublessee on the subleased premises during the term of this Sublease or any extension thereof and Sublessee shall on or before the 25th day of each and every month provide the Sublessor with written notice of such fuel sales together with the payment required by the subparagraph above. In addition. Sublessee shall, on or before the 25th day of June of each lease year provide the Sublessor with a certified statement of fuel sold during the immediately preceding lease year together with any fuel fees due to the Sublessor for that period.

     The Sublessor shall have the right on upon an annual basis, written notice to the Sublessee to increase the fuel fees, provided however, such increase shall apply to all Fixed Base Operations uniformly.

     2. The effective date of this amendment shall be June 1, 1998.

     3. All other terms and provisions of said Sublease Agreement dated June 1, 1992, as amended, shall remain of full force and effect.

     IN WITNESS WHEREOF, each of the respective parties hereto (and in the case of a corporation, an authority or partnership, by and through its duly authorized officers or partners) has caused these presents to be duly signed, sealed and delivered as of the date first above written in the preamble, but on the date set forth beside each respective signature.

Signed, sealed and delivered            SUBLESSOR:
this 27th day of April,
1998, in the presence of:               BRUNSWICK AND GLYNN COUNTY
                                        DEVELOPMENT AUTHORITY

 /s/    [Illegible]                     BY:  /s/ Ben T. Slade, III
-----------------------------               ------------------------------
Witness                                      Ben T. Slade, III
                                             Chairman

 /s/    [Illegible]                     ATTEST: /s/ Jack Hartman
-----------------------------                  ---------------------------
Notary Public                                   Jack Hartman
                                                Secretary-Treasurer

                                                 (Agency Seal)


Signed, sealed and delivered            SUBLESSOR:
this 22nd day of April,
1998, in the presence of:               GULFSTREAM AEROSPACE
                                        CORPORATION

 /s/    [Illegible]                     BY:   /s/ Ira P. Berman
-----------------------------               ------------------------------
Witness                                      Ira P. Berman, Sr. Vice
                                             President and Secretary

 /s/    [Illegible]                     ATTEST: /s/ Robert L. Williams
-----------------------------                  ---------------------------
Notary Public                                   Robert L. Williams
                                                Vice President and
                                                Treasurer

                                                 (Corporate Seal)